MIZUHO ENERGY SUMMIT MARCH 13, 2023

Safe Harbor Statement This presentation contains statements which, to the extent they are not statements of historical or present fact, constitute "forward-looking statements" under the securities laws. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, business prospects, outcomes of regulatory proceedings, market conditions, and other matters, based on what we believe to be reasonable assumptions and on information currently available to us. Forward-looking statements can be identified by the use of words such as "believe," "expect," "expectations," "plans," "strategy," "prospects," "estimate," "project," "target," "anticipate," "will," "should," "see," "guidance," "outlook," "confident" and other words of similar meaning. The absence of such words, expressions or statements, however, does not mean that the statements are not forward-looking. In particular, express or implied statements relating to future earnings, cash flow, results of operations, uses of cash, tax rates and other measures of financial performance, future actions, conditions or events, potential future plans, strategies or transactions of DT Midstream, and other statements that are not historical facts, are forward-looking statements. Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. Many factors may impact forward-looking statements of DT Midstream including, but not limited to, the following: changes in general economic conditions, including increases in interest rates and the impact of inflation on our business; competitive conditions in our industry; global supply chain disruptions; actions taken by third-party operators, processors, transporters and gatherers; changes in expected production from Southwestern Energy and other third parties in our areas of operation; demand for natural gas gathering, transmission, storage, transportation and water services; the availability and price of natural gas to the consumer compared to the price of alternative and competing fuels; competition from the same and alternative energy sources; our ability to successfully implement our business plan; our ability to complete organic growth projects on time and on budget; our ability to finance, complete, or successfully integrate acquisitions; the price and availability of debt and equity financing; restrictions in our existing and any future credit facilities and indentures; energy efficiency and technology trends; changing laws regarding cyber security and data privacy, and any cyber security threat or event; operating hazards, environmental risks, and other risks incidental to gathering, storing and transporting natural gas; changes in environmental laws, regulations or enforcement policies, including laws and regulations relating to climate change and greenhouse gas emissions; natural disasters, adverse weather conditions, casualty losses and other matters beyond our control; the impact of outbreaks of illnesses, epidemics and pandemics, and any related economic effects; the ongoing conflict between Russia and Ukraine, including resulting commodity price volatility and risk of cyber-based attacks; labor relations and markets, including the ability to attract, hire and retain key employee and contract personnel; large customer defaults; changes in tax status, as well as changes in tax rates and regulations; ability to develop low carbon business opportunities and deploy greenhouse gas reducing technologies; the effects of existing and future laws and governmental regulations; changes in insurance markets impacting costs and the level and types of coverage available; the timing and extent of changes in commodity prices; the suspension, reduction or termination of our customers' obligations under our commercial agreements; disruptions due to equipment interruption or failure at our facilities, or third-party facilities on which our business is dependent; the effects of future litigation; the qualification of the spin-off of DT Midstream from DTE Energy ("the Spin-Off") as a tax-free distribution; the allocation of tax attributes from DTE Energy in accordance with the agreement that governs the respective rights, responsibilities and obligations of DTE Energy and DT Midstream after the Spin-Off with respect to all tax matters; and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2022 and our reports and registration statements filed from time to time with the SEC. The above list of factors is not exhaustive. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause actual results to vary materially from those stated in forward-looking statements, see the discussion under the section entitled "Risk Factors" in our Annual Report for the year ended December 31, 2022, filed with the SEC on Form 10-K and any other reports filed with the SEC. Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, you should not put undue reliance on any forward-looking statements. Any forward-looking statements speak only as of the date on which such statements are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise. 2

DT Midstream Investment Thesis Clean assets, clean balance sheet, clean story Integrated assets in the two best dry gas basins serving key markets Haynesville / Appalachia dry gas focus Integrated asset footprint providing wellhead to market service Directly serving growing LNG export demand Highly contracted cash flows Long-term take-or-pay contracts Committed to a durable and growing dividend No direct commodity exposure Strong balance sheet with low leverage Self-funded investment program No significant near-term debt maturities Low and declining leverage Mature environmental, social and governance leadership Executing on energy transition projects Committed to 30% emissions reduction by 2030 and net zero by 2050 C-Corp governance 3

DT Midstream Asset Footprint

Integrated platform in the leading dry gas basins serving growing domestic and LNG demand

Pipelines connect world-class basins to high-quality markets

- ~900 miles of FERC-regulated interstate pipelines that have interconnections with multiple interstate pipelines and LDCs
- Gas storage assets with 94 Bcf of capacity
- ~300 miles of intrastate and lateral pipelines
- DTM assets currently provide ~2 Bcf/d of access to LNG export terminals

Gathering assets serve the most prolific dry-gas basins in North America

- Dry gas gathering assets serving growing gas production in the premier, low-cost production areas of the Marcellus / Utica and Haynesville
- Over 1,000 miles of pipe, 106 compressor units with 215,000 horsepower and ~2.2 Bcf/d of treating capacity



Michigan Gathering
Ontario, Canada
Michigan
Washington 10 Storage Complex
Vector Pipeline
Generation Pipeline
Indiana
NEXUS Gas Transmission Pipeline
Ohio
UTICA SHALE
MARCELLUS SHALE
Bluestone Gathering Lateral Pipeline
New York
Millennium Pipeline
Tioga Gathering System
Susquehanna Gathering System
New Jersey
Pennsylvania
Birdsboro Pipeline
Maryland
Appalachia Gathering System
Stonewall Gas Gathering Lateral Pipeline
West Virginia
Virginia
Kentucky
Arkansas
HAYNESVILLE SHALE
Blue Union Gathering System
Mississippi
Texas
LEAP Gathering Lateral Pipeline
Louisiana
LNG facilities
Operational
Under development

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Consistent track record of growth through commodity cycles DTM has highly contracted cash flows and no direct commodity exposure Historical Adjusted EBITDA1 growth "(millions)" 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 $830 +20% CAGR Natural gas price down cycle Natural gas price down cycle 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) included in the appendix 5

Serving Highly Economic Resource Areas DTM's assets are well positioned on the new drilling cost supply curve New drill supply curve 2023 - 20251 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 Breakeven $/MMBtu DTM asset resource areas Blue Union / LEAP AGS / Stonewall SGC / Bluestone Tioga Gathering Other Associated Gas Annual new supply needed to offset production declines and meet new demand 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 New drill supply (Bcf/d) Includes regional basis differential Source: Wood Mackenzie North America Gas 10 Year Investment Horizon Outlook - October 2022 6

DTM Assets are Supporting Growing LNG Export Demand

DTM assets currently provide ~2 Bcf/d of access to LNG export terminals and are well-positioned to serve growing demand



Arkansas
Mississippi
Texas
Louisiana
HAYNESVILLE SHALE
Blue Union Gathering
LEAP Lateral
Lake Charles
Port Arthur
Cameron
CP2
Golden Pass
Sabine Pass
Calcasieu Pass
Delfin LNG
Plaquemines
NFE Louisiana Fast LNG
MARCELLUS SHALE
Appalachia Gathering
Stonewall Lateral
Maryland
West Virginia
Virginia
Cove Point
Cove Point LNG
Gulf Coast LNG corridor
LNG facilities
Operational
Under development

US LNG export capacity[1]



(Bcf/d)
28
24
20
16
12
8
4
0
2022
2023
2024
2025
2026
2027
2028
2029
2030
+12 Bcf/d
~9 Bcf/d of Louisiana Gulf Coast area LNG export growth through 2030[2]
Sabine Pass
Cameron
Calcasieu Pass
Golden Pass
Plaquemines
LA Fast
Port Arthur
Delfin
Cove Point
Corpus Christi
Freeport
Elba Island

1. Source: Wood Mackenzie North America Gas 10 Year Investment Horizon Outlook – October 2022
2. Represents growth from annual average level in 2022

DT Midstream 7

Strong Haynesville Production Outlook Haynesville rig count and production remain at all-time high levels; production is expected to experience strong growth through 2030 Historical Haynesville production & rig count Bcf/d Production Rigs Bcf/d +8 Bcf/d 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 0 2 4 6 8 10 12 14 16 18 0 10 20 30 40 50 60 70 80 90 100 1. Sources: S&P Global Commodity Insights, Wood Mackenzie North America Gas 10 Year Investment Horizon Outlook - October 2022 2022 2030 13 21 8

Distinctive Adjusted EBITDA Growth Growth through 2024 is underpinned by contracted investments Adjusted EBITDA1 +9% CAGR $770 - $810 $880 - $920 $920 - $970 2022 original guidance 2023 guidance 2024 early outlook Significant growth across both Pipeline and Gathering segments, in both Haynesville and Appalachia Value accretive expansion projects with long-term contracted cash flows and no direct commodity exposure 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix 9

Maintaining Balance Sheet Strength and Financial Flexibility Committed to achieving investment grade credit rating Strong liquidity ~$690 million of available liquidity at year end 2022 $1 billion committed revolver Highly contracted cash flows ~90% of 2022 total revenue1 is from MVC/demand charges and flowing gas2 Average portfolio contracted tenor of 9 years No direct commodity exposure Low leverage 3.8x leverage ratio3 Committed to long-term leverage ratio ceiling of 4x Underleveraged pipeline joint ventures provide options for project financing to fund organic growth No near-term debt maturities No debt maturities until 2027 7-year weighted average debt maturity Capital structure includes fall-away provisions 1. Includes the proportionate share of the revenues generated by our unconsolidated joint ventures 2. Flowing gas represents proved developed producing reserves 3. Represents net debt to trailing twelve months Adjusted EBITDA, including adjustments as defined in the company's credit agreement. Leverage ratio as of 12/31/2022 10

2023-2027 capital outlook (Growth capex) ~$0.8 billion committed to LEAP, Blue Union and Appalachia Gathering expansions at 6-8x build multiples $575 - $650 million 2023 guidance 2024 committed Additional organic growth opportunities 2023 - 2027 guidance $1.7 - $2.2 billion 5-year capital outlook is self-funded and supports deleveraging to low 3x's Cash flow will be deployed to the most accretive option (i.e., growth investments, debt paydown and/or additional return of capital to shareholders) Strong organic growth project backlog that is largely comprised of traditional midstream investments No external equity issuances required 11

Strong Organic Opportunities Across Our Existing Footprint

	Asset	2023-2027 commercial focus	Overview
Pipeline	LEAP	• Active discussions for expansions up to ~3 Bcf/d	• Connecting growing Haynesville supply with growing LNG demand
	Stonewall	• Active discussions with existing and new customers for expansion opportunities	• Providing incremental Appalachia pipeline takeaway to East Coast LNG and Gulf Coast markets
	NEXUS	• Generation Pipeline interconnection • New supply connections; hydraulic optimization	• Providing Ohio industrial corridor access to NEXUS supply
	Millennium	• Recently completed open season for potential expansion opportunity	• Enabling additional supply into New York and New England markets through compression expansion
Gathering	Blue Union	• Active discussions for gathering and treating expansion opportunities	• Serving growing production from existing customers; step out expansions to connect new customers
	Appalachia Gathering	• Active discussions for further expansion	• Serving growing production from existing customers
	Tioga	• Active discussions regarding full-scale development	• Supporting new drilling activity in undeveloped acreage
Energy Transition	Carbon Capture and Sequestration	• Continue to advance Louisiana CCS opportunity towards final investment decision • New project development	• Permanently sequestering CO_2 from DTM treating assets; underpinned by 45Q tax credit • Leveraging strong expertise to advance CCS in new regions
	Hydrogen	• Advance hydrogen hub project concepts • Work with strategic partner to identify and advance development opportunities	• Commercializing hydrogen transportation, storage and production

DT Midstream

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Growth Project Summary Fully-contracted growth investments across both regions and business segments Contracted growth investments Project In-service date(s) Status Pipeline Haynesville LEAP pipeline expansion - Phase 1 Q4 2023 On track Haynesville LEAP pipeline expansion - Phase 2 Q1 2024 On track Haynesville LEAP pipeline expansion - Phase 3 Q3 2024 On track Gathering Appalachia Gathering System expansion - Phase 2 Q4 2023 On track Haynesville Blue Union expansion Q3 2022 - Q1 2024 Completed / On track Projects are backed by significant take-or-pay agreements Expanding LEAP by 90% to 1.9 Bcf/d 500 MMcf/d gathering and 400 MMcf/d treating expansion on Blue Union Increasing Appalachia Gathering mainline capacity by 20% 1. 13

Fully-contracted LEAP Expansion to 1.9 Bcf/d

Serving growing LNG export demand via capital efficient expansion

Increasing LEAP by 90% from 1.0 Bcf/d to 1.9 Bcf/d

- Capital efficient, lower-risk expansions provide timely access to growing LNG demand
- Project includes a combination of looping and compression

Five-year term extension of 500 MMcf/d of the original anchor contract

- Demonstrates strong market support for wellhead to water pathway to growing LNG export markets

Active commercial discussions underway for next phases of expansion

- LEAP can be expanded up to ~3 Bcf/d

Haynesville / Louisiana Gulf Coast



DTM assets
DTM treating plants
Blue Union expansion build
New electric compression
LNG facilities
Operational
Under development
Louisiana
Texas
Gillis Hub
Lake Charles LNG
Cameron LNG
Port Arthur
Sabine Pass LNG
CP2
Henry Hub
Golden Pass LNG
Calcasieu Pass
Plaquemines
Delfin LNG
NFE Louisiana Fast LNG
Contracted LEAP capacity (Bcf/d)
In-service
Current 1.0
Phase 1 expansion 0.3 Q4 2023
Phase 2 expansion 0.4 Q1 2024
Phase 3 expansion 0.2 Q3 2024
Total 1.9
Full expansion opportunity 3.0

DT Midstream

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Louisiana Carbon Capture and Sequestration Advancing our energy transition platform Louisiana CCS project area Texas Louisiana Gillis Hub DTM assets Operating DTM treating plants DTM treating plant under construction Utilizing CO2 from DTM owned treating facilities Leveraging our strong expertise and integrated asset platform Constructing new compression, CO2 pipeline and capture equipment Targeting a proximal geological storage formation with capacity of over 1 million metric tons per annum Class VI well permit application filed with the EPA in November 2022 Will be working with agencies to complete further subsurface characterization in 1H 2023 Sustainable investment with upside potential Supports carbon neutral "wellhead to water" service offering Reduces DTM's emissions profile Economics are fully supported by 45Q tax credit Potential for incremental third-party CO2 15 1.

Committed to a Leading ESG Program Environmental Continuing to advance CCS opportunity in Louisiana Advancing hydrogen development opportunities with strategic partnership and participation in hydrogen hub initiatives Social Established $4 million charitable fund for community investment Implemented talent management program that seeks diverse and creative talent Continue to strengthen safety standards and protocols based on industry best practices Governance Independent and diverse board Long-term incentive plans tied to total shareholder return Board committee focused on ESG 1. 16

Committed to Strong Governance Practices

Best-in-class governance practices

- Structured as C-Corp with separate CEO and Executive Chairman
- Long-term incentive plans tied to total shareholder return targets
- Board committee focused on ESG initiatives
- Broad range of experience and diversity

Board diversity

~71% independent



~43% gender or racially diverse



DT Midstream Board Composition



Robert Skaggs, Jr.
Executive Chairman



Stephen Baker
Lead Independent Director



David Slater
President and CEO



Angela Archon
Director



Elaine Pickle
Director



Peter Tumminello
Director



Dwayne Wilson
Director

DT Midstream
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Executing on our plan to be net zero by 2050 Our approach Utilize existing technologies to actively reduce emissions from operations including Electric compression Methane monitoring and reduction equipment Renewable natural gas connections Develop low carbon commercial projects that offer the dual benefit of reducing our emissions Carbon capture and sequestration Hydrogen January 2021 Announced net zero by 2050 goal 30% emissions reduction goal by 2030 Net zero by 2050 Key initiatives Announced first-of-its-kind "wellhead to water" carbon neutral expansion of our Haynesville assets Filed Class VI well permit application for our Louisiana carbon capture and sequestration (CCS) project Formed a strategic partnership with Mitsubishi Power to develop hydrogen infrastructure projects Installed Project Canary methane monitoring services and joined Cheniere's Quantify, Monitor, Report and Verify (QMRV) program to assess GHG emissions Joined ONE Future to assist industry efforts to reduce methane emissions 1. 18

Appendix

Guidance Summary (millions, except EPS) Guidance 2023 Adjusted EBITDA1 $880 - $920 Operating Earnings2 $340 - $356 Operating EPS2 $3.50 - $3.66 Distributable Cash Flow3 $625 - $675 Capital Expenditures $605 - $690 Growth Capital4 $575 - $650 Maintenance Capital $30 - $40 2024 Adjusted EBITDA (early outlook) $920 - $970 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in this appendix 2. Definition of Operating Earnings and Operating Earnings per Share (non-GAAP) to reported earnings included in this appendix; EPS calculation based on average share count of approximately 97 million shares outstanding - diluted 3. Definition of Distributable Cash Flow (non-GAAP) included in this appendix Growth Capital includes contribution to equity method investees 1. 20

Non-GAAP Definitions Adjusted EBITDA and Distributable Cash Flow (DCF) are non-GAAP measures Adjusted EBITDA is defined as GAAP net income attributable to DT Midstream before expenses for interest, taxes, depreciation and amortization, and loss from financing activities, further adjusted to include our proportional share of net income from our equity method investees (excluding taxes, depreciation and amortization), and to exclude certain items we consider non-routine. We believe Adjusted EBITDA is useful to us and external users of our financial statements in understanding our operating results and the ongoing performance of our underlying business because it allows our management and investors to have a better understanding of our actual operating performance unaffected by the impact of interest, taxes, depreciation, amortization and non-routine charges noted in the table below. We believe the presentation of Adjusted EBITDA is meaningful to investors because it is frequently used by analysts, investors and other interested parties in our industry to evaluate a company's operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending on accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors. We use Adjusted EBITDA to assess our performance by reportable segment and as a basis for strategic planning and forecasting. Distributable Cash Flow (DCF) is calculated by deducting earnings from equity method investees, depreciation and amortization attributable to noncontrolling interests, cash interest expense, maintenance capital investment (as defined below), and cash taxes from, and adding interest expense, income tax expense, depreciation and amortization, certain items we consider non-routine and dividends and distributions from equity method investees to, Net Income Attributable to DT Midstream. Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. We believe DCF is a meaningful performance measurement because it is useful to us and external users of our financial statements in estimating the ability of our assets to generate cash earnings after servicing our debt, paying cash taxes and making maintenance capital investments, which could be used for discretionary purposes such as common stock dividends, retirement of debt or expansion capital expenditures. Adjusted EBITDA and DCF are not measures calculated in accordance with GAAP and should be viewed as a supplement to and not a substitute for the results of operations presented in accordance with GAAP. There are significant limitations to using Adjusted EBITDA and DCF as a measure of performance, including the inability to analyze the effect of certain recurring and non-recurring items that materially affect our net income or loss. Additionally, because Adjusted EBITDA and DCF exclude some, but not all, items that affect net income and are defined differently by different companies in our industry, Adjusted EBITDA and DCF do not intend to represent net income attributable to DT Midstream, the most comparable GAAP measure, as an indicator of operating performance and are not necessarily comparable to similarly titled measures reported by other companies. Reconciliation of net income attributable to DT Midstream to Adjusted EBITDA or DCF as projected for full-year 2023 and 2024 is not provided. We do not forecast net income as we cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divestiture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, management is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, we are not able to provide a corresponding GAAP equivalent for Adjusted EBITDA or DCF. 1. 21

Non-GAAP Definitions Operating Earnings and Operating Earnings per share are non-GAAP measures Use of Operating Earnings Information - Operating Earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DT Midstream management believes that Operating Earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses Operating Earnings as the primary performance measurement for external communications with analysts and investors. Internally, DT Midstream uses Operating Earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DT Midstream provides guidance for future period Operating Earnings. It is likely that certain items that impact the company's future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 1. 22

Non-GAAP Reconciliations Reconciliation of net income attributable to DT Midstream to Adjusted EBITDA 2022 Net income attributable to DT Midstream $370 Plus: Interest expense 137 Plus: Income tax expense 100 170 13 206 (10) (3) (150) (3) $ 830 Plus: Depreciation and amortization Plus: Loss from financing activities Plus: EBTDA from equity method investees 1 Plus: Adjustments for non-routine items 2 Less: Interest income Less: Earnings from equity method investees Less: Depreciation and amortization attributable to noncontrolling interests Adjusted EBITDA 1. Includes share of our equity method investees' earnings before taxes, depreciation and amortization, which we refer to as "EBTDA." A reconciliation of earnings from equity method investees to EBTDA from equity method investees follows: 2022 Earnings from equity method investees Plus: Depreciation and amortization from equity method investees EBTDA from equity method investees 2022 $ 150 56 $ 206 2. Adjusted EBITDA calculation excludes certain items we consider non-routine. For the year ended December 31, 2022, adjustments for non-routine items include a $17 million gain on sale of certain assets in the Utica shale region, partially offset by an equity method investee goodwill impairment of $7 million. 1. (millions) 23